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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:         15-Dec-00
Remittance Date A-1         20-Dec-00
Remittance Date A-2         03-Jan-01
Month End Date:             30-Nov-00
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
     (a)      Class A-1 Distribution Amount                                                                2,576,196.38
     (b)      Class A-1 Distribution Principal                                                             1,779,481.11
                          Scheduled Payments of Principal                                  190,094.00
                          Partial Prepayments                                              121,178.19
                          Scheduled Principal Balance Principal Prepayment in Full         891,094.66
                          Scheduled Principal Balance Liquidated Contracts                 577,114.26
                          Scheduled Principal Balance Repurchases                                0.00
                          Prevous Undistributed Shortfalls                                       0.00
     (c)      Class A-1 Interest Distribution                                                                796,715.27
              Class A-1 Interest Shortfall                                                                         0.00
     (d)      Class A-1 Remaining Certificate Balance                                                    137,409,071.15

     (e)      Class A-2 Distribution Amount                                                                  575,000.00
     (f)      Class A-2 Distribution Principal                                                                     0.00
                          Scheduled Payments of Principal                                        0.00
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full               0.00
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                                0.00
     (g)      Class A-2 Interest Distribution                                                                575,000.00
              Class A-2 Interest Shortfall                                                                         0.00
     (h)      Class A-2 Remaining Certificate Balance                                                    100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                     6.868800%
              Class A-2 Pass Through Rate                                                                     6.900000%
              Class A-2 Holdover Amount                                                                            0.00

     (j)      Senior Monthly Servicing Fee                                                                   199,323.79
              Subordinated Monthly Servicing Fee                                                                   0.00
              Subordinated Monthly Servicing Fees remaining unapid                                                 0.00
              Section 7.05 Legal Fees                                                                              0.00

     (k)      Servicing Fees Subordination Event                                                      NO

     (l)      Servicer Termination Event                                                              NO

     (m)      Delinquency                                                        # of Contracts         Prin. Balance
                                                                                 --------------       ------------------
                          a)  Loans 31 to 59 days delinquent                   126                         5,025,192.68
                          b)  Loans 60 to 89 days delinquent                    63                         2,743,623.52
                          c)  Loans delinquent 90 or more days                  51                         2,563,497.59
                                                                           -------------              ------------------
                                                                               240                        10,332,313.79
                                                                           =============              ==================

     (n)      Repurchased Contracts
                          Repurchased Contracts                               Number                  Repurchase Price
                                                                           -------------              ----------------

                          (see attached schedule)        Total Repurchases      0                                  0.00
                                                                           =============              ==================

     (o)      Repossessions or Foreclosures                                   Number                   Actual Balance
                                                                           -------------              ------------------
                                                         BOP Repossessions     114                        $4,762,951.09
                                                        Plus Repossessions      32                         1,247,398.90
                                                                this Month
                                                         Less Liquidations     (15)                       ($579,792.89)
                                                                           -------------              ------------------
                                                         EOP Repossessions     131                        $5,430,557.10
                                                                           =============              ==================

     (p)      Enhancement Payment                                                                                  0.00

     (q)      Monthly Advance                                                                                131,271.04
     (r)      Outstanding Amount Advanced                                                                    434,051.38

     (r)      Deposit to Special Account                                                                           0.00

     (s)      Amount Distributed to Class R Certificateholders                                                     0.00

     (t)      Previous Period Net Weighted Average Contract Rate                                                  9.68%
              Current Period Net Weighted Average Contract Rate                                                   9.75%

     (u)      Number of Manufactured Homes currently held due to repossession                                       131
              Principal balance of Manufactured Homes currently held                                       5,430,557.10

     (v)      Pool Principal Balance Percentage                                                              94.927075%

     (w)      Aggregate Deficiency Amounts                                                                     5,900.51
              Servicer Deficiency Amounts received                                                             2,065.18

(x)           Additional Items

(y)           Class A-1 Net Funds Carryover Amount                                                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(z)           Deposit into the Certificate Account from the 2000-1 Reserve Account                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(aa)          Cumulative Realized Losses                                                                   1,489,108.11
              Current Realized Loss Ratio                                                                        5.405%

(bb)          Draw Amount under the LOC                                                                            0.00
              Undrawn LOC Amount                                                                          52,270,120.01
              Letter of Credit Amount                                                                     52,270,120.01
              Amounts due LOC Provider for reimbursement of previous draws                                         0.00
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